UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

________________________________________________

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION 4201 WOODLAND ROAD, P.O. BOX 69 CIRCLE PINES, MN 55014 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D91593 - P81189 NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION 2023 Annual Meeting Vote by January 19, 2023 11:59 PM ET You invested in NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 20, 2023. Get informed before you vote View the Combined Annual Report and Proxy Statement Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 6, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* January 20, 2023 11:00 AM CST Northern Technologies International Corporation Corporate Offices 4201 Woodland Road Circle Pines, MN 55014

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. Voting Items Board Recommends 1. To elect eight persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified. Nominees: 1) Nancy E. Calderon 05) Ramani Narayan, Ph.D. 2) Sarah E. Kemp 06) Richard J. Nigon 3) Sunggyu Lee, Ph.D. 07) Cristina Pinho 4) G. Patrick Lynch 08) Konstantin von Falkenhausen For 2. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying proxy statement. For 3. To ratify the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2023. For 4. To approve an amendment to our Restated Certificate of Incorporation to limit the liability of certain officers of NTIC as permitted by recent amendments to Delaware law. For NOTE : To transact such other business as may properly come before the meeting or any adjournment of the meeting. D91594 - P81189